Exhibit 99.1
SO ORDERED

Date signed December 02, 2003

                                                  UNITED STATES BANKRUPTCY COURT
                                                              [SEAL]
                                                   FOR THE DISTRICT OF MARYLAND


                                                        /s/ Paul Mannes
                                                  ------------------------------
                                                            PAUL MANNES
                                                     U. S. BANKRUPTCY JUDGE

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (GREENBELT DIVISION)

In re:

John L. Lawbaugh                                     Chapter 11

                                                     Case No. 03-16060-PM

            Debtor.

 ORDER GRANTING MOTION PURSUANT TO RULE 9019 OF THE FEDERAL RULES OF BANKRUPTCY
   PROCEDURE FOR ENTRY OF AN ORDER APPROVING SETTLEMENT AGREEMENT BETWEEN THE CHAPTER 11 TRUSTEE, 1ST ATLANTIC GUARANTY CORPORATION, GENEVA CAPITAL PARTNERS,
 LLC, THE APT CREDITORS, SBM FINANCIAL, LLC, SBM CERTIFICATE COMPANY, ATLANTIC
                  CAPITAL FUNDING CORP., AND THE ESCROW AGENT

      Upon the Motion (the "Motion") for Order Approving the Settlement Agreement Between Mark D. Taylor, Chapter 11 Trustee (the "Trustee") to the estate ("Estate") of John L. Lawbaugh ("Lawbaugh" or the "Debtor"), 1st Atlantic Guaranty Corporation, Geneva Capital Partners LLC, the APT Creditors1, defined below, SBM Financial, LLC, formerly known as State Bond & Mortgage LLC, SBM Certificate Company and Atlantic Capital Funding Corp. (collectively, the " Parties") and for the reasons set forth in the Court's findings of fact and

----------
            (1) The APT Creditors include Thelma Forkey, Robert G. Brown, Peggy Hawkins, Martha Keys, James Tolley and Robert and Katherine Doljac. The APT Creditors hold claims in the approximate amount of $1.6 million and have been identified in the Debtor's Schedules as undisputed claimants.

conclusions of law read into the record at the conclusion of the hearing on the Motion, the Court finds as follows:

      1.    This Court has jurisdiction to consider this matter.

      2.    Due and proper notice of the Motion has been given.

      3. The Motion is necessary and is in the best interests of the estate and of the Debtor, his creditors, and other parties in interest.

      4. The Trustee is duly appointed in this bankruptcy case and is authorized to enter into the Settlement Agreement annexed hereto as Exhibit A and to effect the transfer of the Stock, as defined in the Motion, free and clear of all liens, claims and encumbrances, and settlement of claims provided therein.

      5. Pursuant to section 363(m), the Parties have entered into the Settlement Agreement, and the transactions contemplated by the Settlement Agreement, in good faith and not for any improper purpose.

      6. Pursuant to section 363(n) of the Bankruptcy Code, the consideration provided by Geneva for the purchase of the Stock is fair, adequate and reasonable.

      7. Good and sufficient cause appears to grant the Motion. Therefore it is

      ORDERED that the Motion be and hereby is granted; and it is further

      ORDERED that the Settlement Agreement annexed hereto as Exhibit A is approved.

      ORDERED that the sale of the Stock as provided in the Settlement Agreement shall be free and clear of all liens, claims and encumbrances.

      ORDERED that this Order is not subject to a 10-day stay pursuant to Rules 6004(g) and 7062 of the Federal Rules of Bankruptcy Procedure and shall take effect immediately.

      ORDERED that the Trustee is authorized to take such action as is necessary to consummate the Settlement Agreement.

      ORDERED that this Court shall retain jurisdiction to enforce the terms of the Settlement Agreement.

      ORDERED that the provisions of this Order shall be binding upon any successors and/or assigns of the Trustee, including but not necessarily limited to any Chapter 7 Trustee that may be appointed in this case.

                                (1) END OF ORDER

cc:   Arent Fox Kintner Plotkin & Kahn
      attached service list

                                  SERVICE LIST

John L. Daugherty, Esq.                    Gloria R. Teasley, Esq.
Office of the U.S. Trustee                 7811 Belle Point Drive
6305 Ivy Lane                              Greenbelt, MD 20770
Suite 600
Greenbelt, MD 20770

Brian House, Esq.                          Morton A. Faller, Esq.
Roderick B. Williams, Esq.                 Shulman Rogers Gandal Pordy & Ecker
Foley & Lardner                            11921 Rockville Pike
3000 K Street, N.W.                        Rockville, Maryland 20852
Washington, D.C. 20007                     Facsimile: (301) 230-2891
Facsimile: (202) 672-5399

Henry St. J. Fitzgerald, Esq.              Stephen L. Braga, Esq.
2200 Wilson Blvd., Suite 800               Nikesh R. Patel, Esq.
Arlington, VA 22201                        Baker Botts LLP
Facsimile: (703) 525-2489                  The Warner
                                           1299 Pennsylvania Ave., N.W.
                                           Washington, D.C. 20004-2400
                                           Facsimile: (202) 639-7890

Amy J. Greer, Esq.                         Stephen P. Hale, Esq.
Senior Trial Counsel                       Jennifer L. Powers, Esq.
Securities and Exchange Commission         Mark Warren Bailey, Jr., Esq.
Philadelphia District Office               Husch & Eppenberger, LLC
701 Market Street                          One Memphis Place
Suite 2000                                 200 Jefferson Avenue, Suite 1450
Philadelphia, PA 19106                     Memphis, TN 38103

W. Wesley Drummond
Berkshire Financial Holdings, LLC
1050 Connecticut Avenue, NW
Tenth Floor
Washington, DC 20037

John Doljac                                Jim Tolley
Katherine Doljac                           7721 Green Valley Road
#4 Dutch Brady Road                        Frederick, Maryland 21701
Stafford, Virginia 22554

Thelma Forkey                              Martha Keys
11000 Coastal Hy.                          100 Butler Circle
Ocean City, Maryland 21842                 Locust Grove, Virginia 22508

Robert G. Brown                            Husch & Eppenberger, LLC
3373 Martin Road                           Attn: Jennifer Powers, Esq.
Clinton, New York                          13323 One Memphis Place
200 Jefferson Avenue                       Suite 1450
                                           Memphis, TN 38103

AmeriCredit                                Thomas R. Ross II
4000 Embarcadero                           Attorney at Law
Arlington, Texas 76014                     P.O. Box 2448
                                           Elkins, WV 26241

Springfield Hospital Center                Peggy J. Hawkins
6655 Sykesville Road                       C/o Kevin E. Hawkins
Sykesville, Maryland 21784                 15201 Roosevelt Blvd., #104
                                           Clearwater, Florida 33760

Elizabeth Lawbaugh                         William Lawbaugh
17401 Hughes Road                          915 E. Main Street
Poolesville, Maryland 20837                Waynesboro, PA 17268-2344

Piper Rudnick LLP                          John L. Lawbaugh
1200 Nineteenth Street, NW                 19420 Wasche Road
Washington, DC 20036-2412                  Poolesville, MD 20837

Mr. Robert G. Brown c/o CACI, Inc.
749 Hope Road
Eatontown, New Jersey 07724


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